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                                                                    EXHIBIT 10.3


                        THIRTIETH AMENDMENT TO THE THIRD
                        AMENDED AND RESTATED AGREEMENT OF
                  LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P.

         This THIRTIETH AMENDMENT TO THE THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF AIMCO PROPERTIES, L.P., dated as of April 1, 2002 (this "Amendment"), is being executed by AIMCO-GP, Inc., a Delaware corporation (the "General Partner"), as the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the authority conferred on the General Partner by the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of July 29, 1994, as amended and/or supplemented from time to time (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

         WHEREAS, pursuant to Article 6 of the Agreement allocations of Net Income and Net Loss of the Partnership are intended to comply with certain requirements, including the requirements of Regulations Section 1.704-1(b) and 1.704-2;

         WHEREAS, the Partnership has previously issued Class II High Performance Partnership Units, Class III High Performance Partnership Units and Class IV High Performance Partnership Units (collectively, "High Performance Units");

         WHEREAS, to the extent that the Outperformance Return for any of the High Performance Units is 0%, it is the intention that all of the economic rights of such High Performance Units, including rights to liquidating distributions, be equal to 1/100 of a Partnership Common Unit for each High Performance Unit originally issued; and

         WHEREAS, the General Partner wishes to clarify that the High Performance Units be adjusted in a manner which reflects the economic consequences that should occur upon a liquidation of the Partnership.

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 5 of the Partnership Unit Designation of the Class II High Performance Partnership Units of AIMCO Properties, L.P. (Exhibit GG to the Agreement) is hereby amended to read in its entirety as set forth below:


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         5. ALLOCATIONS.

         (a) Prior to the Class II High Performance Valuation Date, Net Income and Net Loss shall be allocated to the Holders of Class II High Performance Partnership Units as if each such Holder was the Holder of 1/100 of a Partnership Common Unit.

         (b) On and after the Class II High Performance Valuation Date, Net Income and Net Loss shall be allocated to each of the Holders of Class II High Performance Partnership Units as if each such Holder was the Holder of an equal number of Partnership Common Units originally issued on the Class II High Performance Valuation Date; provided, however, that if the Outperformance Return is 0% on the Class II High Performance Valuation Date, then as of the last day of the Measurement Period, each of the Holders of Class II High Performance Partnership Units shall be specially allocated Net Loss or deduction in an amount equal to (i) the excess of (x) the aggregate Class II High Performance Partnership Unit capital contributions over (y) the fair market value of the Class II High Performance Partnership Units as of such date, after applying the adjustments required by Section 3 of this Partnership Unit Designation, divided by (ii) the number of Class II High Performance Partnership Units held by such Holder.

         (c) In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article XIII of the Agreement, then, notwithstanding
Section 6.3.C of the Agreement, each Holder of Class II High Performance Partnership Units shall be specifically allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such Holder to be equal to that of a Holder of an equal number of Partnership Common Units.

         2. Section 5 of the Partnership Unit Designation of the Class III High Performance Partnership Units of AIMCO Properties, L.P. (Exhibit HH to the Agreement) is hereby amended to read in its entirety as set forth below:

         5. ALLOCATIONS.

                  (a) Prior to the Class III High Performance Valuation Date, Net Income and Net Loss shall be allocated to the Holders of Class III High Performance Partnership Units as if each such Holder was the Holder of 1/100 of a Partnership Common Unit.


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                  (b) On and after the Class III High Performance Valuation
         Date, Net Income and Net Loss shall be allocated to each of the Holders of Class III High Performance Partnership Units as if each such Holder was the Holder of an equal number of Partnership Common Units originally issued on the Class III High Performance Valuation Date; provided, however, that if the Outperformance Return is 0% on the Class III High Performance Valuation Date, then as of the last day of the Measurement Period, each of the Holders of Class III High Performance Partnership Units shall be specially allocated Net Loss or deduction in an amount equal to (i) the excess of (x) the aggregate Class III High Performance Partnership Unit capital contributions over (y) the fair market value of the Class III High Performance Partnership Units as of such date, after applying the adjustments required by Section 3 of this Partnership Unit Designation, divided by (ii) the number of Class III High Performance Partnership Units held by such Holder.

                  (c) In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article XIII of the Agreement, then, notwithstanding Section 6.3.C of the Agreement, each Holder of Class III High Performance Partnership Units shall be specifically allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such Holder to be equal to that of a Holder of an equal number of Partnership Common Units.

         3. Section 5 of the Partnership Unit Designation of the Class IV High Performance Partnership Units of AIMCO Properties, L.P. (Exhibit II to the Agreement) is hereby amended to read in its entirety as set forth below:

         5. ALLOCATIONS.

                  (a) Prior to the Class IV High Performance Valuation Date, Net Income and Net Loss shall be allocated to the Holders of Class IV High Performance Partnership Units as if each such Holder was the Holder of 1/100 of a Partnership Common Unit.

                  (b) On and after the Class IV High Performance Valuation Date, Net Income and Net Loss shall be allocated to each of the Holders of Class IV High Performance Partnership Units as if each such Holder was the Holder of an equal number of Partnership Common Units originally issued on the Class IV High Performance Valuation Date; provided, however, that if the Outperformance Return is 0% on the Class

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         IV High Performance Valuation Date, then as of the last day of the
         Measurement Period, each of the Holders of Class IV High Performance Partnership Units shall be specially allocated Net Loss or deduction in an amount equal to (i) the excess of (x) the aggregate Class IV High Performance Partnership Unit capital contributions over (y) the fair market value of the Class IV High Performance Partnership Units as of such date, after applying the adjustments required by Section 3 of this Partnership Unit Designation, divided by (ii) the number of Class IV High Performance Partnership Units held by such Holder.

                  (c) In the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article XIII of the Agreement, then, notwithstanding Section 6.3.C of the Agreement, each Holder of Class IV High Performance Partnership Units shall be specifically allocated items of Partnership income and gain in an amount sufficient to cause the Capital Account of such Holder to be equal to that of a Holder of an equal number of Partnership Common Units.

         4. Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.


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         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

                                            GENERAL PARTNER:

                                            AIMCO-GP, INC.



                                            By: /s/ JAMES M. WALLACE
                                               ---------------------------------
                                               Name:  James M. Wallace
                                               Title: Senior Vice President